Exhibit 3.19

2

993

FORM B C A-47

BEFORE ATTEMPTING TO EXECUTE THESE BLANKS BE SURE TO READ CAREFULLY

THE INSTRUCTIONS ON THE BACK THEREOF.

(THESE ARTICLES MUST BE FILED IN DUPLICATE)

STATE OF ILLINOIS,

Cook

COUNTRY ss.

TO PAUL POWELL, Secretary of State:

(Do note write in this space)

Date Paid 6-25-71

Initial License Fee $ 12.50

Franchise Tax $ 27.08

Filing Fee $ 75.00

Clerk $ 114.58

4234

17

The undersigned,

Name Number Street Address City State

Ernest Greenberger 105 West Adams Street Chicago, Illinois

being one or more natural persons of the age of twenty-one years or more or a corporation, and having subscribed to shares of the corporation to be organized pursuant hereto, for the purpose of forming a corporation under “The Business Corporation Act” of the State of Illinois, do hereby adopt the following Articles of Incorporation:

ARTICLE ONE

The name of the corporation hereby incorporated is: EFPEE CORPORATION

ARTICLE TWO

The address of its initial registered office in the State of Illinois is: Suite 2200, 105 West Adams Street, in the City of Chicago (60603) (Zip Code) County of Cook and the name of its initial Registered Agent at said address is: Ernest Greenberger

ARTICLE THREE

The duration of the corporation is: perpetual

PAID

JUN 29 1971

Secretary of State

ARTICLE FOUR

The purpose or purposes for which the corporation is organized are:

To purchase, lease, own, manage, improve, develop, sell, mortgage, pledge exchange or otherwise deal in real property, improved and unimproved, and any interests therein;

To build, develop, manage, improve, alter and furnish buildings and structures of every kind and description on real property owned by the corporation or by others and to make and perform contracts in connection therewith;

To buy, sell, lease, rent and manage real property and any interests therein for its own account or for the account of others;

To manufacture, buy, sell, own, mortgage, pledge, or otherwise deal in goods, wares and merchandise of every class and description;

To do everything necessary, suitable and proper for the accomplishment of any of the purposes and the furtherance of any of the powers herein set forth and to do every other act or acts incidental thereto or connected with the aforesaid purposes and powers, or any part thereof, not inconsistent with the laws under which this corporation is organized.

ARTICLE FIVE

PARAGRAPH 1: The aggregate number of shares which the corporation is authorized to issue is 100,000, divided into One classes. The designation of each class, the number of shares of each class, and the par value, if any, of the shares of each class, or a statement that the shares of any class are without par value, are as follows:

Class	Series (If any)	Number of Shares	Par value per share or statement that shares are without par value

Common	—	100,000	$1.00

PARAGRAPH 2: The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are:

NONE

ARTICLE SIX

The class and number of shares which the corporation proposes to issue without further report to the Secretary of State, and the consideration (expressed in dollars) to be received by the corporation therefor, are:

Class of shares	Number of shares	Total consideration to be received therefor:

Common	25,000		$25,000.00
		$

ARTICLE SEVEN

The corporation will not commence business until at least one thousand dollars has been received as consideration for the issuance of shares.

ARTICLE EIGHT

The number of directors to be elected at the first meeting of the shareholders is: four (4)

ARTICLE NINE

PARAGRAPH 1: It is estimated that the value of all property to be owned by the corporation for the following year wherever located will be $

PARAGRAPH 2: It is estimated that the value of the property to be located within the State of Illinois during the following year will be $

PARAGRAPH 3: It is estimated that the gross amount of business which will be transacted by the corporation during the following year will be $

PARAGRAPH 4: It is estimated that the gross amount of business which will be transacted at or from places of business in the State of Illinois during the following year will be $

NOTE: If all the property of the corporation is to be located in this State and all of its business is to be transacted at or from places of business in this State, or if the incorporators elect to pay the initial franchise tax on the basis of its entire stated capital and paid-in surplus, then the information called for in Article Nine need not be stated.

Ernest Greenberger

Ernest Greenberger	Incorporators

NOTE: There may be one or more incorporators. Each incorporator shall be either a corporation, domestic or foreign, or a natural person of the age of twenty-one years or more. If a corporation acts as incorporator, the name of the corporation and state of incorporation shall be shown and the execution must be by its President or Vice-President and verified by him, and the corporate seal shall be affixed and attested by its Secretary or an Assistant Secretary.

OATH AND ACKNOWLEDGMENT

STATE OF ILLINOIS }
Cook County } ss.

Marilyn Claire Jahnke, A Notary Public, do hereby certify that on the 24th day of June 19 71

Ernest Greenberger

personally appeared before me and being first duly sworn by me acknowledged the signing of the foregoing document in the respective capacities therein set forth and declared that the statements therein contained are true.

IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year above written.

Place (NOTARIAL SEAL) Here

Marilyn Claire Jahnke
Notary Public

FORM B C A-47

ARTICLES OF INCORPORATION

EFPEE CORPORATION

The following fees are required to be paid at the time of issuing Certificate of Incorporation: Filing fee \$75.00; Initial license fee of 50¢ per \$1,000.00 or 1/20th of 1% of the amount of stated capital and paid-in surplus the corporation proposes to issue without further report (Article Six); Initial franchise tax of 1/10th of 1% of the issued, as above noted. However, the minimum initial franchise tax is \$25.00 and varies monthly on \$25,000, or less, as follows: January, \$37.50; February, \$35.42; March, \$33.33; April, \$31.25; May, \$29.17; June, \$27.08; July, \$25.00; August, \$22.92; September, \$20.83; October, \$18.75; November, \$16.67; December, \$14.58; (See Sec. 133 BCA).

In excess of \$25,000, the franchise tax per \$1,000.00 is as follows: Jan., \$1.50; Feb., 1,4167; March, 1.3334; April, 1.25; May, 1.1667; June, 1.0834; July, 1.00; Aug., .9167; Sept., .8334; Oct., .75; Nov., .6667; Dec., .5834.

All shares issued in excess of the amount mentioned in article Six of this application must be reported within 60 days from date of issuance thereof, and franchise tax and license fee paid thereon; otherwise, the corporation is subject to a penalty of 1% for each month on the amount until reported and subject to a fine of not to exceed \$500.00.

The same fees are required for a subsequent issue of shares except the filing fee is \$1.00 instead of \$75.00.

FILED

JUN 25 1971

John W. Lewis
Secretary of State

(19601—50M—5-70)

Certificate Number 2580

STATE OF ILLINOIS

OFFICE OF THE SECRETARY OF STATE

To all to whom these Presents Shall Come, Greeting:

Whereas, Articles of MERGER duly signed and verified of FINE PROPERTIES CORPORATION, a Minnesota Corporation, merged into EFPEE CORPORATION, an Illinois Corporation, and name of surviving corporation changed to FINE PROPERTIES CORPORATION have been filed in the Office of the Secretary of State on the 17th day of February A.D. 1972, as provided by “THE BUSINESS CORPORATION ACT” of Illinois in force July 13, A.D. 1933, as amended; Now Therefore. I. JOHN W. LEWIS Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate of MERGER and attach thereto a copy of the Articles of MERGER of the aforesaid corporation.

In Testimony Whereof, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois, Done at the City of Springfield this 17th day of February A.D. 1972 and of the Independence of the United States the one hundred and 96th SECRETARY OF STATE

4985-437-4

FORM BCA-69a (Do not write in this space)

ARTICLES OF MERGER Date Paid 2-17-72

OF DOMESTIC AND FOREIGN Filing Fee $ 100

CORPORATION Clerk

(Strike Inapplicable Words)

To PAUL POWELL, Secretary of State,

The undersigned corporations, pursuant to Section 69a of “The Business Corporation Act” of the State of Illinois, hereby execute the following articles of merger-:

ARTICLE ONE

The names of the corporations proposing to merge and the names of the States under the laws of which such corporations are organized, are as follows:

Name of Corporation State of Incorporation

FINE PROPERTIES CORPORATION Minnesota

EFPEE CORPORATION Illinois

ARTICLE TWO

The laws of Minnesota, the State under which such foreign corporation is organized, permit such merger.

ARTICLE THREE

The name of the surviving corporation shall be FINE PROPERTIES CORPORATION and it shall be governed by the laws of the State of ILLINOIS

ARTICLE FOUR

The plan of merger is an follows:

1. Efpee Corporation, hereby merges into itself Fine Properties Corporation and said Fine Properties Corporation on shall be and hereby is merged into Efpee Corporation, which shall be the surviving corporation, and shall continue to exist under its existing Articles of Incorporation, under the name Fine Properties Corporation.

2. The Articles of Incorporation of Efpee Corporation, as in effect on the date of the merger provided for in this Agreement, shall continue in full force and effect as the Articles of Incorporation of the corporation surviving this merger, except that Article I of the Articles of Incorporation is hereby amended to read as follows:

“The name of the corporation is FINE

PROPERTIES CORPORATION.”

3. The manner of converting the outstanding shares of the capital stock of each of the constituent corporations into the shares or other securities of the surviving corporation shall be as follows:

(a) Each share of common stock of the merged corporation which shall be outstanding on the effective date of this Agreement, and all rights in respect thereof shall forthwith be changed and converted into one share of common stock of the surviving corporation.

(b) After the effective date of this Agreement each holder of an outstanding certificate representing shares of common stock of the merged corporation shall surrender the same to the surviving corporation and each such holder shall be entitled upon such surrender to receive the number of shares of common stock of the surviving corporation on the basis provided herein. Until so surrendered the outstanding shares of stock of the merged corporation to be converted into the stock of the surviving corporation as provided herein may be treated by the surviving corporation for all corporate purposes as evidencing the ownership of shares of the surviving corporation as though said surrender and exchange had taken place.

(c) the shares of stock of the surviving corporation which shall be outstanding immediately prior to the effective date of this agreement shall be canceled.

4. The terms and conditions of the merger are as follows:

(a) The by-laws of the surviving corporation as they shall exist on the effective date of this Agreement shall be and remain the by-laws of the surviving corporation until the same shall be altered, amended or repealed as therein provided.

(b) The directors and officers of the surviving corporation shall continue in office until the next annual meeting of stockholders and until their successors shall have been elected and qualified.

(c) This merger shall become effective upon the filing of the Agreement of Merger.

(d) Upon the merger becoming effective, all of the property, rights, privileges, franchises, patents, trademarkes, licenses, registrations and other assets of every kind and description of the merged corporation shall be transferred to, vested in and devolve upon the surviving corporation without further act or deed and all property, rights and every other interest of the surviving corporation and the merged corporation shall be as effectively the property of the surviving corporation as they were of the surviving corporation and the merged corporate respectively. The merged corporation hereby agrees from time to time, as and when requested by the surviving corporation or by its successors or assigns; to execute and deliver or cause to be executed and delivered all such deeds and instruments and to take or cause to be taken such further or other action as the surviving corporation may deem necessary or desirable in order to vest in and confirm to the surviving corporation title to and possession of any property of the merged (continued)

ARTICLE FIVE

As to each corporation, the number of shares outstanding, the number of shares entitled to vote, and the number and designation of the shares of any class entitled to vote as a class, are:

Name of Corporation	Total Number of Shares Outstanding	Total Number of Shares Entitled to Vote	Designation of Class Entitled to Vote as a Class (if any)	Number of Shares of Such Class (if any)

FINE PROPERTIES CORPORATION	6666-2/3	6666-2/3	—	—

EFPEE CORPORATION	25,000	25,000	—	—

ARTICLE SIX

As to each corporation, the number of shares voted for and against the plan, respectively, and the number of shares of any class entitled to vote as a class voted for and against the plan, are:

Name of Corporation	Total Shares Voted for	Total Shares Voted Against	Class	Shares Voted for	Shares Voted Against

FINE PROPERTIES CORPORATION	6666-2/3	None

EFPEE CORPORATION	25,000	None

ARTICLE SEVEN

All provisions of the laws of the State of Illinois and the State of Minnesota applicable to the proposed merger have been complied with.

corporation acquired or be acquired by reason of or as a result of the merger herein provided for and otherwise to carry out the intent and purposes hereof and the proper officers and directors of the merged corporation and the proper officers and directors of the surviving corporation are fully authorized in the name of the merged corporation or otherwise to take any and all such action.

STATE OF ILLINOIS

COUNTY OF COOK } ss.

13/[illegible]

I, Jeffreg C. Rappin, a Notary Public, do hereby certify that on the 28th day of December, A.D. 1971, personally appeared before me Arthur Yergin, who declares that he is the President of EFPEE CORPORATON, one of the corporations executing the foregoing documents, and being first duly sworn, acknowledged that he signed the foregoing articles of merger in the capacity therein set forth and declared that the statements therein contained are true.

IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

Place

(Notarial Seal) Notary Public

Here

STATE OF ILLINOIS

COUNTY OF COOK }ss.

I, Jeffreg C. Rappin, a Notary Public, do hereby certify that on the 28th day of December, A.D. 1971, personally appeared before me Arthur Yergin, who declares that he is the President of FINE PROPERTIES CORPORATON, one of the corporations executing the foregoing documents, and being first duly sworn, acknowledged that he signed the foregoing articles of merger in the capacity therein set forth and declared that the statements therein contained are true.

IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

Place

(Notarial Seal) Notary Public

Here

Form BCA-69a

Box 4985 File 437-4

ARTICLES OF

MERGER

OF

FINE PROPERTIES CORPORATION

EFPEE CORPORATION

Secretary of State

(File in Duplicate)

Filing Fee $100.00

If merger involves more than two corporations, $50.00 for each additional corporation.

IN WITNESS WHEREOF each of the undersigned corporations has caused these articles of merger to be executed in its name by its president or vice president and its corporate seal to be hereunto affixed, attested by its secretary or assistant secretary, this 28th day of December, 1971

EFPEE CORPORATION
By
			Its	President
Vice President

ATTEST:

Its	Secretary
Assistant Secretary

	Place		FINE PROPERTIES CORPORATION
(Corporate Seal)
	Here	By
			Its	President
ATTEST:				Vice President

Its	Secretary
Assistant Secretary

(over)

Certificate Number 20464

STATE OF ILLINOIS

OFFICE OF

THE SECRETARY OF STATE

To all to whom these Presents Shall Come, Greeting:

Whereas, Articles of amendment to the Articles of Incorporation duly signed and verified of FINE PROPERTIES CORPORATION have been filed in the Office of the Secretary of State on the 12th day of March A.D. 1974, as provided by “THE BUSINESS CORPORATION ACT” OF Illinois, in force July 13, A.D. 1933.

Now Therefore, I, MICHAEL J. HOWLETT, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate of amendment and attach thereto a copy of the Articles of Amendment to the Articles of Incorporation of the aforesaid corporation.

In Testimony Whereof, Thereto set my hand and cause to be affixed the Great Seal of the State of Illinois,

Done at the City of Springfield this 12th day of March A.D. 1974 and of the Independence of the United States the one hundred and 98th.

SECRETARY OF STATE.

15/993

FORM BCA-55

(Do not write in this space)

Date Paid 3-12-74

License Fee $

Franchise Tax $

Filing Fee $ 25.00

Clerk

(File in Duplicate)

ARTICLES OF AMENDMENT

TO THE

ARTICLES OF INCORPORATION 1711 16

OF

FINE PROPERTIES CORPORATION

(Exact Corporate Name)

To MICHAEL J. HOWLETT

Secretary of State

Springfield, Illinois

The undersigned corporation, for the purpose of amending its Articles of Incorporation and pursuant to the provisions of Section 55 of “The Business Corporation Act” of the State of Illinois, hereby executes the following Articles of Amendment:

ARTICLE FIRST: The name of the corporation is:

FINE PROPERTIES CORPORATION

ARTICLE SECOND: The following amendment or amendments were adopted in the manner prescribed by “The Business Corporation Act” of the State of Illinois:

ARTICLE ONE of the Articles of Incorporation is amended to read as follows:

“The name of the corporation hereby incorporated is

CENTRE PROPERTIES LTD.” 04

PAID

MAR 14 1974

Secretary of State

(Disregard separation into classes if class voting does not apply to the amendment voted on.)

ARTICLE THIRD: The number of shares of the corporation outstanding at the time of the adoption of said amendment or amendments was 26,786; and the number of shares of each class entitled to vote as a class on the adoption of said amendment or amendments, and the designation of each such class were as follows:

Class	Number of Shares

Common	26,786

(Disregard separation into classes if class voting does not apply to the amendment voted on.)

ARTICLE FOURTH: The number of shares voted for said amendment or amendments was 26,786; and the number of shares voted against said amendment or amendments was –0–. The number of shares of each class entitled to vote as a class voted for and against said amendment or amendments, respectively, was:

Class	Number of Shares Voted
	For	Against
Common	26,786	–0–

(Disregard these items unless the amendment restates the articles of incorporation.)	Item 1. On the date of the adoption of this amendment, restating the articles of incorporation, the corporation had shares issued, itemized as follows:

Class	Series (If Any)	Number of Shares	Par value per share or statement that shares are without par value

N/A

Item 2. On the date of the adoption of this amendment restating the articles of incorporation, the corporation had a stated capital of $ and a paid-in surplus of $ or a total of $ .

N/A

(Disregard this Article where this amendment contains no such provisions.)

ARTICLE FIFTH: The manner in which the exchange, reclassification, or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for in, or effected by, this amendment, is as follows:

N/A
ARTICLE SIXTH: Paragraph 1: The manner in which said amendment or amendments effect a change in the amount of stated capital or the amount of paid-in surplus, or both, is as follows:

N/A

Disregard this Paragraph where amendment does not affect stated capital or paid-in surplus.)	Paragraph 2: The amounts of stated capital and of paid-in surplus as changed by this amendment are as follows:

	Before Amendment	After Amendment

Stated capital	$	$

Paid-in surplus	$	$

N/A

18/993

IN WITNESS WHEREOF, the undersigned corporation has caused these Articles of Amendment to be executed in its name by its President, and its corporate seal to be hereto affixed, attested by its Secretary, this 27th day of February, 1974.

FINE PROPERTIES CORPORATION

(Exact Corporate Name)

By

Its

President

Place

(CORPORATE SEAL)

Here

ATTEST:

Its

Secretary

STATE OF ILLINOIS

COUNTY OF COOK

SS.

I, Mary Ruth Anderson, a Notary Public, do hereby certify that on the 27th day of February 1974, personally appeared before me and, being first duly sworn by me, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

Notary Public

Place

(NOTARIAL SEAL)

Here

Form BCA-55

Box 4985 File 437-4

ARTICLES OF AMENDMENT

to the

ARTICLES OF INCORPORATION

of

FINE PROPERTIES CORPORATION

FILED MAR 12 1974

Secretary of State

FILE IN DUPLICATE

Filing Fee $25.00

Filing Fee for Re-Stated Articles $100.00

(49795-30M-3-73) 10

File Number 4985 437 4

STATE OF ILLINOIS

OFFICE OF

THE SECRETARY OF STATE

Whereas, ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF

CENTRE PROPERTIES LTD.

INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.

Now Therefore, I, Fim Edgar. Secretary of State of the Sate of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate and attach hereto a copy of the Application of the aforesaid corporation.

In Testimony Whereof, Thereto set my hand and cause to be affixed the Great Peal of the State of Illinois, at the City of Springfield. This 12th day of NOVEMBER A.D. 1986 and of the Independence of the United States the two hundred and 11th.

SECRETARY OF STATE

SEAL OF THE STATE OF ILLINOIS AUG. 26TH 1818

BCA-10.30 (Rev. Jul. 1984) Submit in Duplicate	JIM EDGAR Secretary of State State of Illinois	File # 4985-437- This Space For Use By Secretary of State
Remit payment in Check or Money Order, payable to “Secretary of State”. DO NOT SEND CASH!	ARTICLES OF AMENDMENT	Date License Fee Franchise Tax Filing Fee Clerk	11-12-86 $ $ 28 $ 13A

Pursuant to the provisions of “The Business Corporation Act of 1983”, the undersigned corporation hereby adopts these Articles of Amendment to its Articles of Incorporation.

ARTICLE ONE		The name of the corporation is CENTRE PROPERTIES LTD. (Note 1)

ARTICLE TWO		The following amendment of the Articles of Incorporation was adopted on November 7, 1986 in the manner indicated below. (“X” one box only.)

☐

By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected; or by a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment;

(Note 2)

	☐	By a majority of the board of directors, in accordance with Section 10.15, shares having been issued but shareholder action not being required for the adoption of the amendment; (Note 3)

☐

By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;

(Note 4)

☐

By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10;

(Note 4)

☒

By the shareholders, in accordance with Sections 10 20 and 7.10, a resolution of the board of directors have been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.

(Note 4)

(INSERT AMENDMENT)

(Any article being amended is required to be set forth in its entirety.) (Suggested language for an amendment to change the corporate name is: RESOLVED, that the Articles of Incorporation be amended to read as follows:)

(NEW NAME)

RESOLVED, that Article One of the Articles of Incorporation be amended to read as follows:

ARTICLE ONE: The name of the corporation is HEITMAN PROPERTIES LTD.

All changes other than name, include on page 2

(over)

Resolution

Not applicable.

ARTICLE THREE	The manner in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows: (If not applicable, insert “No change”)

No change

ARTICLE FOUR	(a) The manner in which said amendment effects a change in the amount of paid-in capital* is as follows: (If not applicable, insert “No change”)

No change

(b) The amount of paid-in capital* as changed by this amendment is as follows: (If not applicable, insert “No change”)

No change

	Before Amendment	After Amendment

Paid-in Capital	$	$

The undersigned corporation has caused these articles to be signed by its duly authorized officers, each of whom affirm, under penalties of perjury, that the facts stated herein are true.

Dated November 7, 1986		CENTRE PROPERTIES LTD.
(Exact Name of Corporation)

attested by	/s/ Susan Whelihan	by	/s/ ROGER E. SMITH
	(Signature of Assistant Secretary)		(Signature of Exec. Vice President)

	SUSAN WHELIHAN, ASST. SEC’Y		ROGER E. SMITH, EXEC. V.P.
	(Type or Print Name and Title)		(Type or Print Name and Title)

*	“Paid-in Capital” replaces the terms Stated Capital & Paid-in Surplus and is equal to the total of these accounts.

NOTES and INSTRUCTIONS

NOTE 1: State the true exact corporate name as it appears on the records of the office of the Secretary of State, BEFORE any amendments herein reported.

NOTE 2: Incorporators are permitted to adopt amendments ONLY before any shares have been issued and before any directors have been named or elected. (§10.10)

NOTE 3: Directors may adopt amendments without shareholder approval in only six instances, as follows:

(a) to remove the names and addresses of directors named in the articles of incorporation; (b) to remove the name and address of the initial registered agent and registered office, provided a statement pursuant to §5.10 is also filed;

(c) to split the issued whole shares and unissued authorized shares by multiplying them by a whole number, so long as no class or series is adversely affected thereby;

(d) to change the corporate name by substituting the word “corporation”, “incorporated”, “company”, “limited”, or the abbreviation “corp.”, “inc.”, or “ltd.”, for a similar word or abbreviation in the name, or by adding a geographical attribution to the name;

(e) to reduce the authorized shares of any class pursuant to a cancellation statement filed in accordance with §9.05.

(Illegible)

(f) to restate the articles of incorporation as currently amended. (§10.15)

NOTE 4: All amendments not adopted under §10.10 or §10.15 require (1) that the board of directors adopt a resolution setting forth the proposed amendment and (2) that the shareholders approve the amendment.

Shareholder approval may be (1) by vote at a shareholders’ meeting (either annual or special) or (2) by consent, in writing, without a meeting.

To be adopted, the amendment must receive the affirmative vote or consent of the holders of at least 2/3 of the outstanding shares entitled to vote on the amendment (but if class voting applies, then also at least a 2/3 vote within each class is required).

The articles of incorporation may supercede the 2/3 vote requirement by specifying any smaller or larger vote requirement not less than a majority of the outstanding shares entitled to vote and not less than a majority within each class when class voting applies.

NOTE 5: When shareholder approval is by written consent, all shareholders must be given notice of the proposed amendment at least 5 days before the consent is signed. If the amendment is adopted, shareholders who have not signed the consent must be promptly notified of the passage of the amendment. (§§ 7.10 & 10.20)

Form BCA-10.30

File No.

ARTICLES OF AMENDMENT

Filing Fee $25.00

Filing Fee for Re-Stated Articles $100.00

FILED

Nov 12 1986

JIM EDGAR

Secretary of State

NOV 13 1986

PAID

RETURN TO:

Corporation Department

Secretary of State

Springfield, Illinois 62756

Telephone 217 – 782-6961

File Number 4985-437-4

State of Illinois

Office of The Secretary of State

Whereas, ARTICLES OF AMENDMENT TO THE ARTICLES OF

INCORPORATION OF

HEITMAN PROPERTIES LTD.

INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN

FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE

BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.

Now Therefore, I, George H. Ryan, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate and attach hereto a copy of the Application of the aforesaid corporation.

An Testimony Whereof, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois, at the City of Springfield, this 17TH day of JULY A.D. 1998 and of the Independence of the United States the two hundred and 23RD.

Secretary of State

C-212.2

SEAL OF THE STATE OF ILLINOIS

AUG. 26TH 1818

Form BCA-10.30

(Rev. Jan. 1995)

George H. Ryan

Secretary of State

Department of Business Services

Springfield, IL 62756

Telephone (217) 782-1832

Remit payment in check or money order, payable to “Secretary of State.”

*The filing fee for articles of amendment - $25.00

ARTICLES OF AMENDMENT

FILED JUL 17 1998

PAID JUL 20 1998

GEORGE H. RYAN

SECRETARY OF STATE

File # D4985-437-(Illegible)

SUBMIT IN DUPLICATE

This space for use by Secretary of State

Date

Franchise Tax $

Filing Fee* $

Penalty

Approved:

7-17-(Illegible)

$ 25.00

(Illegible)

1. CORPORATE NAME: Heitman Properties Ltd. (Note 1)

2. MANNER OF ADOPTION OF AMENDMENT:

The following amendment of the Articles of Incorporation was adopted on July 13, 1998

19 in the manner indicated below. (“X” one box only)

By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected;

(Note 2)

By a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment;

(Note 2)

By a majority of the board of directors, in accordance with Section 10.15, shares having been issued but shareholder action not being required for the adoption of the amendment;

(Note 3)

By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;

(Note 4)

By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10;

(Notes 4 & 5)

By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.

(Note 5)

3. TEXT OF AMENDMENT:

a. When amendment effects a name change, insert the new corporate name below. Use Page 2 for all other amendments.

Article I: The name of the corporation is:

Kennedy-Wilson Properties Ltd., Illinois

(NEW NAME)

All changes other than name, include on page 2

(over)

EXPEDITED

JUL 17 1998

SECRETARY OF STATE

Text of Amendment

b.	(If amendment affects the corporate purpose, the amended purpose is required to be set forth in its entirety. If then is not sufficient space to do so, add one or more sheets of this size.)

4.	The manner, if not set forth in Article 3b, in which any exchange, reclassification or cancellation of issued share or a reduction of the number of authorized shares of any class below the number of issued shares of that class provided for or effected by this amendment, is as follows: (If not applicable, insert “No change”)

5.	(a) The manner, if not set forth in Article 3b, in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows: (If not applicable, insert “No change”)

(b) The amount of paid-in capital (Paid-in Capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (If not applicable; insert “No change”)

	Before Amendment	After Amendment

Paid-in Capital	$	$

(Complete either Item 6 or 7 below. All signatures must be in BLACK INK.)

6.	The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms under penalties of perjury, that the facts stated herein are true.

Dated July 13, 1998, 19			Kennedy–Wilson Properties Ltd., Illinois
(Exact Name of Corporation at date of execution)

attested by	/s/ Barry Schlesinger	By	/s/ Terry Wachsner
	(Signature of Secretary or Assistant Secretary)		(Signature of President or Vice President)

	Barry Schlesinger, Secretary		Terry Wachsner, President
	(Type or Print Name and Title)		(Type or Print Name and Title)

7.	If amendment is authorized pursuant to Section 10.10 by the incorporators, the incorporators must sign below, and type or print name and title.

OR

If amendment is authorized by the directors pursuant to Section 10.10 and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below, and type or print name and title.

The undersigned affirms, under the penalties of perjury, that the facts stated herein are true.

Dated                     , 19

NOTES and INSTRUCTIONS

NOTE 1:	State the true exact corporate name as it appears on the records of the office of the Secretary of State, BEFORE any amendments herein reported.

NOTE 2:	Incorporators are permitted to adopt amendments ONLY before any shares have been issued and before any directors have
	been named or elected.		(§ 10.10)

NOTE 3:	Directors may adopt amendments without shareholder approval in only seven instances, as follows:

	(a)		to remove the names and addresses of directors named in the articles of incorporation;

	(b)		to remove the name and address of the initial registered agent and registered office, provided a statement pursuant to § 5.10 is also filed;

	(c)		to increase, decrease, create or eliminate the par value of the shares of any class, so long as no class or series of shares is adversely affected.

	(d)		to split the issued whole shares and unissued authorized shares by multiplying them by a whole number, so long as no class or series is adversely affected thereby;

	(e)		to change the corporate name by substituting the word “corporation”, “incorporated”, “company”, “limited”, or the abbreviation “corp.”, “inc.”, “co.”, or “ltd.” for a similar word or abbreviation in the name, or by adding a geographical attribution to the name;

	(f)		to reduce the authorized shares of any class pursuant to a cancellation statement filed in accordance with § 9.05,

	(g)	to restate the articles of incorporation as currently amended.	(§ 10.15)

NOTE 4:	All amendments not adopted under § 10.10 or § 10.15 require (1) that the board of directors adopt a resolution setting forth the proposed amendment and (2) that the shareholders approve the amendment.

Shareholder approval may be (1) by vote at a shareholders’ meeting (either annual or special) or (2) by consent, in writing, without a meeting.

To be adopted, the amendment must receive the affirmative vote or consent of the holders of at least 2/3 of the outstanding shares entitled to vote on the amendment (but if class voting applies, then also at least a 2/3 vote within each class is required).

The articles of incorporation may supersede the 2/3 vote requirement by specifying any smaller or larger vote requirement not less than a majority of the outstanding shares entitled to vote and not less than a majority within each class when
	class voting applies.		(§ 10.20)

NOTE 5:	When shareholder approval is by consent, all shareholders must be given notice of the proposed amendment at least 5 days before the consent is signed. If the amendment is adopted, shareholders who have not signed the consent must be promptly
	notified of the passage of the amendment.		(§§ 7.10 & 10.20)

C-173.9

File Number 4985-437-4

State of Illinois

Office of

The Secretary of State

Whereas, ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF KENNEDY-WILSON PROPERTIES LTD., ILLINOIS INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.

Now Therefore, I, George H. Ryan, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate and attach hereto a copy of the Application of the aforesaid corporation.

In Testimony Whereof, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois, at the City of Springfield, this 27 TH day of AUGUST A.D. 1998 and of the Independence of the United States the two hundred and 23 RD

George H. Ryan

Secretary of State

Form BCA-10.30

(Rev. Jan. 1995) ARTICLES OF AMENDMENT File # D4985-437 [Illegible]

George H. Ryan

Secretary of State

Department of Business Services

Springfield, IL 62756

Telephone (217) 782-1832

PAID AUG 27 [Illegible]

FILED AUG 27 1998

GEORGE H. RYAN

SECRETARY OF STATE

SUBMIT IN DUPLICATE

Remit payment in check or money

Order, payable to “Secretary of State.”

“The filing fee for articles of amendment - $25.00

This Space for use by Secretary of State

Date 8-27- [Illegible]

Franchise Tax $

Filing Fee* $[Illegible]

Penalty $

Approved:

1. CORPORATE NAME: Kennedy – Wilson Properties Ltd., Illinois

2. MANNERS OF ADOPTION OF AMENDMENT:

The following amendment of the Articles of Incorporation was adopted on August 21, 1998 19 in the manner indicated below. (“X” one box only)

By a majority of the incorporators, provided no directors were named in the articles of incorporation and no [Illegible] have been elected:

(Note 2)

By a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no [Illegible] as of the time of adoption of this amendment;

(Note 2)

By a majority of the board of directors, in accordance with Section 10.15, shares having been issued but [Illegible] action not being required for the adoption of the amendment;

(Note 3)

By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been [Illegible] adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number [Illegible] votes required by statute and by the articles of incorporation were voted in favor of the amendment;

(Note 4)

By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having [Illegible] duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having [Illegible] less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders [Illegible] have not consented in writing have been given notice in accordance with Section 7.10;

(Note 4& [Illegible]

By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having [Illegible] duly adopted and submitted to the shareholders. A consent in writing has been signed by all the [Illegible] entitled to vote on this amendment.

3. TEXT OF AMENDMENT:

a. When amendment effects a name change, insert the new corporate name below. Use Page 2 for all [Illegible] amendments.

Article I: The name of the corporation is:

Kennedy-Wilson Properties Ltd.

(NEW NAME)

All changes other than name, include on page 2

(over)

EXPEDITED AUG 27 1998 SECRETARY OF STATE

Text of Amendment

b.	(If amendment affects the corporate purpose, the amended purpose is required to be set forth in its entirety. If the is not sufficient space to do so, add one or more sheets of this size.)

4.	The manner, if not set forth in Article 3b, in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows: (If not applicable, insert “No change”)

5.	(a) The manner, if not set forth in Article 3b, in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows: (If not applicable, insert “No change”)

(b) The amount of paid-in capital (Paid-in Capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (If not applicable, insert “No change”)

	Before Amendment	After Amendment

Paid-in Capital	$	$

(Complete either Item 6 or 7 below. All signatures must be in BLACK INK.)

6.	The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

Dated August 21, 1998			Kennedy–Wilson Properties Ltd.,
(Exact Name of Corporation at date of execution)

attested by	/s/ Freeman A. Lyle	By	/s/ Barry Schlesinger
	(Signature of Secretary or Assistant Secretary)		(Signature of President or Vice President)

	Freeman A. Lyle, Assistant Secretary		Barry Schlesinger, President
	(Type or Print Name and Title)		(Type or Print Name and Title)

7.	If amendment is authorized pursuant to Section 10.10 by the incorporators, the incorporators must sign below, and type or print name and title.

OR

If amendment is authorized by the directors pursuant to Section 10.10 and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below, and type or print name and title.

The undersigned affirms, under the penalties of perjury, that the facts stated herein are true.

Dated                     , 19

NOTES and INSTRUCTIONS

NOTE 1:	State the true exact corporate name as it appears on the records of the office of the Secretary of State, BEFORE any amendments herein reported.

NOTE 2:	Incorporators are permitted to adopt amendments ONLY before any shares have been issued and before any directors have
	been named or elected.		(§ 10.10)

NOTE 3:	Directors may adopt amendments without shareholder approval in only seven instances, as follows:

	(a)		to remove the names and addresses of directors named in the articles of incorporation;

	(b)		to remove the name and address of the initial registered agent and registered office, provided a statement pursuant to § 5.10 is also filed;

	(c)		to increase, decrease, create or eliminate the par value of the shares of any class, so long as no class or series of shares is adversely affected.

	(d)		to split the issued whole shares and unissued authorized shares by multiplying them by a whole number, so long as no class or series is adversely affected thereby;

	(e)		to change the corporate name by substituting the word “corporation”, “incorporated”, “company”, “limited”, or the abbreviation “corp.”, “inc.”, “co.”, or “ltd.” for a similar word or abbreviation in the name, or by adding a geographical attribution to the name;

	(f)		to “reduce the authorized shares of any class pursuant to a cancellation statement filed in accordance with § 9.05,

	(g)	to restate the articles of incorporation as currently amended.	(§10.15)

NOTE 4:	All amendments not adopted under § 10.10 or § 10,15 require (1) that the board of directors adopt a resolution setting forth the proposed amendment and (2) that the shareholders approve the amendment.

Shareholder approval may be (1) by vote at a shareholders meeting (either annual or special) or (2) by consent, in writing, without a meeting.

To be adopted, the amendment must receive the affirmative vote or consent of the holders of at least 2/3 of the outstanding shares entitled to vote on the amendment (but if class voting applies, then also at least a 2/3 vote within each class is required).

The articles of incorporation may supersede the 2/3 vote requirement by specifying any smaller or larger vote requirement not less than a majority of the outstanding shares entitled to vote and not less than a majority within each class when class
	voting applies.		(§ 10.20)

NOTE 5:	When shareholder approval is by consent, all shareholders must be given notice of the proposed amendment at least 5 days before the consent is signed. If the amendment is adopted, shareholders who have not signed the consent must be promptly
	notified of the passage of the amendment.		(§§ 7.10 & 10.20)

C-173.9

FORM BCA 5. 10/5.20 (rev. Dec. 2003)

STATEMENT OF CHANGE OF

REGISTERED AGENT AND/OR

REGISTERED OFFICE

Business Corporation Act

Jesse White, Secretary of State

Department of Business Services

Springfield, IL 62756

217-782-3647

www.cyberdriveillinois.com

FILED

JAN 05 2007

JESSE WHITE

SECRETARY OF STATE

Remit payment in the form of a

check or money order payable

to Secretary of State.

File # 4985-437-4 Filing Fee: $25 Approved: (Illegible)

Submit in duplicate Type or Print clearly in black ink Do not write above this line

1. Corporate Name: Kennedy-Wilson Properties Ltd.

CP0596107

2. State or Country of Incorporation: Illinois

3. Name and Address of Registered Agent and Registered Office as they appear on the records of the Office of the Secretary of State (before change):

Registered Agent ParaCorp Inc.

First Name Middle Name Last Name

Registered Office 1 W Old Capitol Plz #805

Number Street Suite No. (P.O. Box alone is unacceptable)

Springfield, IL 62701 Sangamon

City Zip Code County

4. Name and Address of Registered Agent and Registered Office shall be (after all changes herein reported):

Registered Agent C T Corporation System

First Name Middle Name Last Name

Registered Office 208 S LaSalle Street, Suite 814

Number Street Suite No. (P.O. Box alone is unacceptable)

Chicago, IL 60604 City ZIP Code County COOK

5. The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

6. The above change was authorized by: (“X” one box only)

(a) Resolution duly adopted by the board of directors. (Note 5)

(b) Action of the registered agent. (Note 6)

PAID

JAN 08 2007

EXPEDITED

SECRETARY OF STATE

SEE REVERSE FOR SIGNATURES(S).

Printed by authority of the State of Illinois – 4/05 – 25M – C-135.17

(Illegible) C T System Online

7.	If authorized by the board of directors, sign here. See Note 5 below.

The undersigned corporation has caused this statement to be signed by a duly authorized officer who affirms, under penalties of perjury, that the facts stated herein are true and correct.

Dated	December 11	,	2006	Kennedy-Wilson Properties Ltd.
	Month & Day		Year	Exact Name of Corporation

	/s/ James Rosten
	Any Authorized Officer’s Signature

	James Rosten, President
	Name and Title (type or print)

If change of registered office by registered agent, sign here. See Note 6 below.

The undersigned, under penalties of perjury, affirms that the facts stated herein are true and correct.

Dated		,
	Month & Day		Year	Exact Name of Corporation

Name (type or print)
If Registered Agent is a corporation,
Name and Title of officer who is signing on its behalf.

NOTES

1.	The registered office may, but need not be, the same as the principal office of the corporation. However, the registered office and the office address of the registered agent must be the same.

2.	The registered office must include a street or road address (P.O. Box alone is unacceptable).

3.	A corporation cannot act as its own registered agent.

4.	If the registered office is changed from one county to another, the corporation must file with the Recorder of Deeds of the new county a certified copy of the Articles of Incorporation and a certified copy of the Statement of Change of Registered Office. Such certified copies may be obtained ONLY from the Secretary of State.

5.	Any change of registered agent must be by resolution adopted by the board of directors. This statement must be signed by a duly authorized officer.

6.	The registered agent may report a change of the registered office of the corporation for which he/she is a registered agent. When the agent reports such a change, this statement must be signed by the registered agent. If a corporation is acting as the registered agent, a duly authorized officer of such corporation must sign this statement.